UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 19, 2021
Date of Report (date of earliest event reported)

Reliant Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)
(615) 221-2020
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition.
On October 19, 2021, Reliant Bancorp, Inc. (the “Company”), the parent company of Reliant Bank, issued a press release announcing financial results for its third quarter ended September 30, 2021. The press release is attached as Exhibits 99.1 to this Current Report on Form 8‑K (this “Report”) and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On October 19, 2021, the Board of Directors of the Company declared a $0.12 per share cash dividend. The dividend is payable on November 12, 2021, to shareholders of record as of the close of business on October 29, 2021. A copy of the Company’s press release announcing this quarterly cash dividend is attached as Exhibit 99.2 to this Report and is incorporated herein by reference.

The disclosure contained in Item 2.02 of this Report is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Report, including Exhibits 99.1 and 99.2 attached hereto, are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing or document under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press Release announcing third quarter ended September 30, 2021 financial results issued by Reliant Bancorp, Inc., dated October 19, 2021.
99.2	Press Release announcing dividend declaration issued by Reliant Bancorp, Inc., dated October 19 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RELIANT BANCORP, INC.

October 19, 2021	/s/ DeVan D. Ard, Jr.
DeVan D. Ard, Jr.
Chairman and Chief Executive Officer